UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2003, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2003-S20)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)



             DELAWARE                   333-106093               75-2006294
   (State or Other Jurisdiction        (Commission            (I.R.S. Employer
         of Incorporation)             File Number)         Identification No.)


8400 Normandale Bake Blvd.
Suite 250
Minneapolis, Minnesota                                          55437
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000

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Item 5.  Other Events.

                  On December 30, 2003, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2003-S20, pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2003, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as Trustee.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.


(a) Not applicable

(b) Not applicable

(c)  Exhibits:


10.1 Series Supplement, dated as of December 1, 2003, to the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2003, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.

                                                SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                              RESIDENTIAL FUNDING MORTGAGE
                                              SECURITIES I, INC.


                                              By:     /s/ Julie Malanoski
                                              Name:   Julie Malanoski
                                              Title:  Vice President


Dated: January 14, 2004